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                       SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549 FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): JANUARY 7, 2004


                               THE MIDLAND COMPANY
                  -----------------------------------------
             (Exact name of registrant as specified in its charter)



         OHIO                      6-6026                       31-0742526
-----------------------      -------------------             -----------------
  (State or other           (Commission File No.)             (IRS Employer
  jurisdiction of                                           Identification No. )
  incorporation)


                 7000 MIDLAND BOULEVARD, AMELIA, OHIO 45102-2607
              ----------------------------------------------------
                 (Address of principal executive offices) (Zip Code)


                                    (513) 943-7100
              ----------------------------------------------------
                 (Registrant's telephone number, including area code)


                                    NOT APPLICABLE
                -------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 7, 2004, The Midland Company issued a press release commenting on 2003 fourth quarter results and the outlook for 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE MIDLAND COMPANY


Date: January 8, 2004                    By:      /s/ John I. Von Lehman
                                                  -----------------------
                                                      John I. Von Lehman
                                                      Executive Vice President,
                                                      Chief Financial Officer
                                                      and Secretary